                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2006

                                  MDWERKS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       333-118155                                        33-1095411
(Commission File Number)                    (IRS Employer Identification Number)

                            Windolph Center, Suite I
                              1020 N.W. 6th Street
                            Deerfield Beach, FL 33442
                    (Address of Principal Executive Offices)

                                 (954) 389-8300
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13-e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2006 we received gross proceeds of $2,375,000 in connection with a financing provided by an unaffiliated accredited institutional investor (the
"Investor"). In connection with the financing, pursuant to the terms of a
Securities Purchase Agreement, we issued a senior secured convertible promissory note to the Investor in the original principal amount of $2,500,000 (a "Senior
Note"), a five year Series D Warrant to purchase 187,500 shares of our common stock at a price of $2.25 per share and a five year Series E Warrant to purchase
187,500 shares of our common stock at a price of $3.25 per share. As security for our obligations, we, along with our subsidiaries, MDwerks Global Holdings,
Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp. and Xeni
Medical Billing, Corp. entered into a Security Agreement with the Investor, pursuant to which we granted a security interest in all of our assets to the
Investor. Our subsidiaries, MDwerks Global Holdings, Inc., Xeni Medical Systems,
Inc., Xeni Financial Services, Corp. and Xeni Medical Billing, Corp. are also parties to a Guaranty Agreement pursuant to which they have agreed to unconditionally guaranty our obligations under the Senior Note and the documents entered into by us in connection the sale of the Senior Note. We also entered into a Registration Rights Agreement, pursuant to which we agreed to register for resale, the shares of our common stock into which the Senior Note is convertible and the shares of our common stock for which the Series D Warrant and the Series E Warrant are exercisable.

The following summary description of the material agreements entered into in connection with the transaction described above is qualified in its entirety by reference to the copies of such material agreements filed as exhibits to this
Current Report on Form 8-K.

Securities Purchase Agreement

The Securities Purchase Agreement provides for the sale, in two closings, of (i)
up to an aggregate amount of $5 million principal amount of senior secured convertible notes ("Senior Notes") for which the purchaser will pay $0.95 for each $1.00 principal amount of Senior Notes purchased. At each closing, we will sell $2.5 million principal amount of Senior Notes and issue a five year Series
D Warrant to purchase 187,500 shares of our common stock at a price of $2.25 per share and a five year Series E Warrant to purchase 187,500 shares of our common stock at a price of $3.25 per share. The first closing occurred on October 19,
2006. The second closing is conditioned, among other things, upon our filing a registration statement or amending a registration statement which has previously been filed to cover the resale of shares of common stock to be issued upon conversion of the Senior Notes or exercise of the Series D Warrant and the
Series E Warrant.

The Securities Purchase Agreement provides to the Investor, for so long as the
Senior Notes remain outstanding, a right of first refusal with respect to subsequent placements of equity or equity equivalent securities by us.

                                        1

Senior Note

The Senior Note bears interest at the rate of 8% per year, payable monthly in arrears, commencing December 1, 2006. Subject to certain mandatory prepayment provisions, and events of default unpaid principal and interest due under the
Note will become due and payable on October 18, 2009. The Senior Note is convertible, at the option of the holder, into shares of our common stock at a price of $2.25 per share (the "Conversion Price"), subject to adjustment for stock splits, stock dividends, or similar transactions, sales of our common stock at a price per share below the Conversion Price or the issuance of convertible securities or options or warrants to purchase shares of our common stock at an exercise price or conversion price that is less than the Conversion
Price.

The Senior Notes provide for optional redemption by us at a redemption price equal to 110% of the face amount redeemed plus accrued interest.

Events of default will result in a default rate of interest of 15% per year and the holder may require that the Senior Note be redeemed at the Event of Default
Redemption Price (as defined in the Senior Note). The Event of Default
Redemption Price includes various premiums depending on the nature of the event of default.

The Senior Note also provides that in the event of a Change of Control (as defined in the Senior Note), the Holder may require that such Holder's Senior
Note be redeemed at the Change of Control Redemption Price (as defined in the
Senior Note). The Change of Control Redemption Price includes certain premiums in the event the Senior Note is redeemed in the event of a Change of Control.

Series D Warrants

The Series D Warrants are exercisable at a price of $2.25 per share for a period of five years from the date of issuance. The Series D Warrants may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise price of the Series D Warrants, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series D Warrants, issuances of convertible securities with a conversion price below the exercise price of the
Series D Warrants.

Series E Warrants

The Series E Warrants are exercisable at a price of $3.25 per share for a period of five years from the date of issuance. The Series E Warrants may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise

                                        2

price of the Series E Warrants, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series E Warrants, issuances of convertible securities with a conversion price below the exercise price of the Series E Warrants.

Security Agreement

We, along with our subsidiaries MDwerks Global Holdings, Inc., Xeni Medical
Systems, Inc., Xeni Financial Services, Corp. and Xeni Medical Billing, Corp.,
entered into a Security Agreement with the Investor. The Security Agreement provides for a lien in favor of the Investor on all of our assets, including the assets of each of our subsidiaries.

Guaranty Agreement

Our subsidiaries, MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc.,
Xeni Financial Services, Corp. and Xeni Medical Billing, Corp. entered into a
Guaranty Agreement with the Investor, pursuant to which they have agreed to unconditionally guaranty our obligations under the Senior Note and the documents entered into by us in connection the sale of the Senior Note.

Registration Rights Agreement

We entered into a Registration Rights Agreement with the Investor. The
Registration Rights Agreement requires us to file a registration statement covering the resale of the shares underlying the Senior Note, the Series D
Warrants and the Series E Warrants within 45 calendar days after the closing date. We are required to cause such registration statement to become effective on or before the date which is 105 calendar days after the closing date. In addition to it being an event of default under the Senior Note, if we fail to file such registration statement in the time frame required, fail to cause it to become effective in the time frame required, or fail to maintain the effectiveness of the registration statement as required by the Registration
Rights Agreement, the exercise price of the Series D and the Series E Warrants will immediately be reduced by $0.25 per share and then reduced by an additional
$0.10 per share for each thirty day period thereafter that the registration statement is not filed or effective, as the case may be, up to a maximum reduction of $0.65.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Item 1.01 above is incorporated into this Item 3.02 by reference.

Investor is an "accredited investor," as defined in Regulation D under the
Securities Act of 1933, as amended, or the Securities Act. None of the Senior
Note, the Series D Warrant, the Series E Warrant or the shares of our common stock underlying such securities were registered under the Securities Act, or the securities laws of any state and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506)
under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

                                        3

We made this determination based on the representations of the Investor, which included, in pertinent part, that the Investor is an "accredited investor"
within the meaning of Rule 501 of Regulation D promulgated under the Securities
Act, and that the Investor was acquiring the Senior Note, the Series D Warrant and the Series E Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution, and that
Investor understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Thus, the Senior Note, the Series D Warrant and the Series E Warrant and shares of common stock underlying such securities may not be offered or sold in the
United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      The following exhibits are filed as part of this report:

      Exhibit No.   Description
      -----------   -----------
          4.1       Securities Purchase Agreement by and between Investor and
                    MDwerks, Inc.

          4.2       Form of Class D Warrant to purchase shares of Common Stock at a price of $2.25 per share

          4.3       Form of Class E Warrant to purchase shares of Common Stock at a price of $3.25 per share

          4.4       Form of Senior Secured Convertible Note

          4.5       Registration Rights Agreement between MDwerks, Inc. and
                    Investor

         10.1       Guaranty issued to Investor by Xeni Financial Services,
                    Corp., Xeni Medical Billing, Corp., MDwerks Global Holdings,
                    Inc. and Xeni Medical Systems, Inc.

         10.2       Security Agreement by and among Investor, MDwerks, Inc.,
                    Xeni Financial Services, Corp., Xeni Medical Billing, Corp.,
                    MDwerks Global Holdings, Inc. and Xeni Medical Systems, Inc.

                                        4

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MDWERKS, INC.

Dated: October 23, 2006                 By: /s/ Howard B. Katz
                                            ------------------------------------
                                            Howard B. Katz
                                            Chief Executive Officer

                                        5

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    4.1       Securities Purchase Agreement by and between Investor and MDwerks,
              Inc.

    4.2       Form of Class D Warrant to purchase shares of Common Stock at a price of $2.25 per share

    4.3       Form of Class E Warrant to purchase shares of Common Stock at a price of $3.25 per share

    4.4       Form of Senior Secured Convertible Note

    4.5       Registration Rights Agreement between MDwerks, Inc. and Investor

   10.1       Guaranty issued to Investor by Xeni Financial Services, Corp.,
              Xeni Medical Billing, Corp., MDwerks Global Holdings, Inc. and
              Xeni Medical Systems, Inc.

   10.2       Security Agreement by and among Investor, MDwerks, Inc., Xeni
              Financial Services, Corp., Xeni Medical Billing, Corp., MDwerks
              Global Holdings, Inc. and Xeni Medical Systems, Inc.

                                        6